MOORE STEPHENS ELLIS FOSTER LTD.
      CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC  Canada   V6J 1G1
Telephone:  (604) 734-1112  Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.bc.ca


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to use in the Registration Statement of Form SB-2, being filed by Dragon Pharmaceuticals Inc., of our report dated February 29, 2000, related to the balance sheets of Nanjing Huaxin Bio-Pharmaceuticals Co. Ltd. as at June 11, 1999, December 31, 1998 and December 31, 1997 and the related statements of stockholders' equity, operations and cash flows for the years ended December 31, 1998 and 1997 and the period from January 1, 1999 to June 11, 1999.



Vancouver, Canada                    /s/     "MOORE STEPHENS ELLIS FOSTER LTD."
July 7, 2000                                            Chartered Accountants




--------------------------------------------------------
MS
An independently owned and operated member of Moore Stephens North America, Inc. Members in principal cities throughout North America.

Moore Stephens North America, Inc. is a member of Moore Stephens International Limited, members in principal cities throughout the world.

MOORE STEPHENS ELLIS FOSTER LTD.
           CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC  Canada   V6J 1G1
Telephone:  (604) 734-1112  Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.bc.ca


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to use in the Registration Statement of Form SB-2, being filed by Dragon Pharmaceuticals Inc., of our report dated May 5, 2000, related to the consolidated balance sheet of Dragon Pharmaceuticals Inc. & Subsidiaries as at March 31, 2000 and the related consolidated statements of stockholders' equity, operations and cash flows for the three-month period ended March 31, 2000.



Vancouver, Canada                       /s/  "MOORE STEPHENS ELLIS FOSTER LTD."
July 7, 2000                                            Chartered Accountants



--------------------------------------------------------
MS
An independently owned and operated member of Moore Stephens North America, Inc. Members in principal cities throughout North America.

Moore Stephens North America, Inc. is a member of Moore Stephens International Limited, members in principal cities throughout the world.

MOORE STEPHENS ELLIS FOSTER LTD.
           CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC  Canada   V6J 1G1
Telephone:  (604) 734-1112  Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.bc.ca

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to use in the Registration Statement of Form SB-2, being filed by Dragon Pharmaceuticals Inc., of our report dated March 22, 2000, related to the consolidated balance sheets of Dragon Pharmaceuticals Inc. & Subsidiaries as at December 31, 1999 and December 31, 1998 and the related consolidated statements of stockholders' equity, operations and cash flows for the year ended December 31, 1999 and the period from February 10, 1998 (inception) to December 31, 1998.



Vancouver, Canada                     /s/"MOORE STEPHENS ELLIS FOSTER LTD."
July 7, 2000                                        Chartered Accountants


--------------------------------------------------------
MS
An independently owned and operated member of Moore Stephens North America, Inc. Members in principal cities throughout North America.

Moore Stephens North America, Inc. is a member of Moore Stephens International Limited, members in principal cities throughout the world.